LAUDUS TRUST
(the “Trust”)

Laudus Rosenberg U.S. Equity Funds
Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Discovery Fund

Laudus Rosenberg International Equity Funds
Laudus Rosenberg International Discovery Fund
Laudus Rosenberg International Small Capitalization Fund

Supplement dated April 30, 2010 to the
Prospectus dated July 29, 2009, as supplemented August 12, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

At a meeting held on April 28, 2010, the Board of Trustees of the Trust approved the liquidation of each of the Laudus Rosenberg Funds, specifically, the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg International Discovery Fund and Laudus Rosenberg International Small Capitalization Fund (each, a “Fund”).

Accordingly, effective as of the close of business April 30, 2010 (the “Closing Date”), each Fund is closed to new investment from all investors. All existing investors may continue to receive dividends and/or distributions in the form of additional shares of a Fund. Effective as of the Closing Date, shareholders of other funds of the Trust will not be permitted to exchange any of their shares for shares of a Fund. Each Fund may modify the implementation of these transaction policies to accommodate certain intermediaries’ system requirements.

Each Fund will redeem all of its outstanding shares on or shortly after July 30, 2010 (the “Liquidation Date”), and distribute the proceeds to the Fund’s shareholders (subject to maintenance of appropriate reserves for liquidation and other expenses). Charles Schwab Investment Management, Inc. (the “Adviser”) will continue to monitor the situation with the Funds’ subadviser, AXA Rosenberg Investment Management, LLC, regarding its recently announced computer model coding error to determine what impact, if any, the error may have had on the performance of the Funds. The Funds will seek to preserve any potential rights the Funds’ may have with respect to such error on behalf of the broadest group of shareholders possible. However, there is no guarantee that the Funds will receive any recovery or that the Funds will be able to preserve any such recovery for shareholders who redeem their shares prior to the Liquidation Date. In addition, any potential recovery may be too small to be practicably distributed to shareholders.

Effective immediately, through the Liquidation Date, each Fund will waive its redemption fee.

As shareholders redeem shares of a Fund between the date of this supplement and the Liquidation Date, a Fund may not be able to continue to invest its assets in accordance with its stated investment policies as a result of the decrease in the Fund’s assets. Accordingly, a Fund may not be able to achieve its investment objective and may deviate from its investment policies during the period between the date of this supplement and the Liquidation Date.

As is the case with other redemptions, each shareholder’s redemption, including a mandatory redemption on the Liquidation Date, will constitute a taxable disposition of shares for shareholders who do not hold their shares through tax-advantaged plans. Shareholders should contact their tax advisors to discuss the potential income tax consequences of the liquidation.

A copy of the Funds’ prospectus and this supplement are available on the Funds website www.laudus.com, and the Funds will provide additional information, should it become available, on their website.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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